                               FOURTH AMENDMENT
                                      TO
                         EAGLE HARDWARE & GARDEN, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

     Pursuant to authority vested in the corporate officers of Eagle Hardware & Garden, Inc., a Washington corporation, by resolution of its Board of Directors, the Eagle Hardware & Garden, Inc. Employee Stock Ownership Plan ("Plan") is hereby amended, effective January 1, 1998, as follows:

1.  AUTHORIZED DISTRIBUTIONS FOR ACCOUNTS LESS THAN $5,000 -- Sections
    6.4 and 7.6 shall be amended to change each reference to $3,500 therein to $5,000.

2. TIMING OF DISTRIBUTIONS UPON TERMINATION -- Section 6.1(a) shall be amended to provide that distribution of a Participant's Account shall commence as soon as administratively feasible following the participant's termination of employment, provided that the participant consents to a distribution in accordance with Section
    6.4. If the participant does not consent to a distribution, then an account exceeding $5,000 will not be distributed until the participant reaches age 65.

     This document shall constitute one of the documents under which the Plan is administered until the amendments made hereby are reflected in an amendment and restatement of the Plan. This amendment shall supersede any conflicting provisions in the plan document, as previously amended.

EAGLE HARDWARE & GARDEN, INC.          COMMITTEE UNDER
                                       EAGLE HARDWARE &
                                       GARDEN, INC. EMPLOYEE STOCK
                                       OWNERSHIP PLAN


By  /s/ [Illegible]                    By:  /s/ [Illegible]
    -------------------------               -------------------------
Its      President/CEO                 Date:         6/1/98
    -------------------------               -------------------------
       (Title of Officer)

Date:      6/1/98                      By:  /s/ [Illegible]
     ------------------------               --------------------------

                                       Date:         6/1/98
                                            --------------------------